UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

September 30, 2010

Semi-Annual Repor t

Legg Mason

Investment Counsel

Financial Services

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Financial Services Fund

Fund objective

The Fund seeks long-term capital appreciation by investing primarily in common stocks.*

*	Since the Fund focuses its investments primarily on companies involved in financial services, an investment in the Fund may involve a greater degree of risk than an investment with greater diversification.

Fund name change

Prior to June 15, 2010, the Fund was known as Legg Mason Barrett Financial Services Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Financial Services Fund for the six-month reporting period ended September 30, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

Effective June 15, 2010, the Fund changed its subadviser from Barrett Associates, Inc. (“Barrett”) to Legg Mason Investment Counsel, LLC (“LMIC”) and its name from Legg Mason Barrett Financial Services Fund to Legg Mason Investment Counsel Financial Services Fund. Both Barrett and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. The terms of the subadvisory agreement between the manager and LMIC are substantially identical to the terms of the subadvisory agreement previously in place between the manager and Barrett. Amy LaGuardia continues to be responsible for the day-to-day management of the Fund. The Fund’s investment objectives, policies and strategies remain unchanged.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 29, 2010

Legg Mason Investment Counsel Financial Services Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the six months ended September 30, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its first estimate for third quarter GDP growth was 2.0%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a net loss of 175,000, 66,000, 57,000 and 95,000 jobs in June, July, August and September, respectively. The unemployment rate ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and

8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. In addition, the inventory of unsold homes was a 10.7 month supply in September at the current sales level, versus a 12.0 month supply in August. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that, after four straight increases, month-to-month U.S. home prices fell 0.2% in August.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiv, the manufacturing sector has grown fourteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5. While PMI dipped back to 54.4 in September, thirteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven industries expanded in August.

Financial market overview

As the reporting period began, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets had resumed by July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to

IV	Legg Mason Investment Counsel Financial Services Fund

Investment commentary (cont’d)

speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Equity market review

When the reporting period began, stock prices, as measured by the S&P 500 Indexvi (the “Index”), initially moved higher, continuing the trend from the previous two months. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than 10%. This marked the first correction since November 2007. Despite continued disappointing economic data, strong second quarter corporate profits helped the market rally in July. The market then declined again in August, triggered by fears that the economy might slip back into recession. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September. All told, the Index returned -1.42% over the six months ended September 30, 2010.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended September 30, 2010, with the Russell Midcap Indexvii gaining 2.12%. In contrast, the small-cap Russell 2000viii and the large-cap Russell 1000ix Indices returned 0.25% and -1.21%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned -0.07% and -2.11%, respectively.

Performance review

For the six months ended September 30, 2010, Class A shares of Legg Mason Investment Counsel Financial Services Fund, excluding sales charges, returned -3.63%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the S&P 500 Financial Indexxii returned -1.42% and -9.58%, respectively, over the same time frame. The Lipper Financial Services Funds Category Average1 returned -8.83% for the same period.

Performance Snapshot as of September 30, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason Investment Counsel Financial Services Fund:
Class A	-3.63%
Class B	-3.32%
Class C	-3.87%
Class I	-3.54%
S&P 500 Index	-1.42%
S&P 500 Financial Index	-9.58%
Lipper Financial Services Funds Category Average	-8.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended September 30, 2010 for Class A, B and C shares would have been -3.72%, -4.08% and -4.06%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended September 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 87 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Investment Counsel Financial Services Fund	V

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated July 29, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.67%, 2.75%, 2.21% and 1.32%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 29, 2010

RISKS: In addition to normal risks associated with equity investing, narrowly focused investments typically exhibit higher volatility. The financial services sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence, which may have a materially adverse effect on the sector. Additionally, the Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The securities of small- and mid-sized companies tend to be more volatile than those of larger companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The S&P 500 Financial Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month-end.

Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2010 and March 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2010 and held for the six months ended September 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A4	-3.63%	$1,000.00	$963.70	1.50%	$7.38	Class A	5.00%	$1,000.00	$1,017.55	1.50%	$7.59
Class B4	-3.32	1,000.00	966.80	2.25	11.09	Class B	5.00	1,000.00	1,013.79	2.25	11.36
Class C4	-3.87	1,000.00	961.30	2.21	10.87	Class C	5.00	1,000.00	1,013.99	2.21	11.16
Class I	-3.54	1,000.00	964.60	1.17	5.76	Class I	5.00	1,000.00	1,019.20	1.17	5.92

[1]	For the six months ended September 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

[4]

The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been -3.72%, -4.08% and -4.06% for Class A, B and C shares, respectively.

Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

September 30, 2010

Legg Mason Investment Counsel Financial Services Fund

Security	Shares	Value
Common Stocks — 88.1%
Capital Markets — 9.1%
Affiliated Managers Group Inc.	11,392	$888,690	*
Ameriprise Financial Inc.	40,000	1,893,200
KBW Inc.	56,000	1,433,600
TD Ameritrade Holding Corp.	80,000	1,292,000	*
Total Capital Markets		5,507,490
Commercial Banks — 23.1%
American River Bankshares	100,000	630,000	*
Banner Corp.	750,000	1,620,000
Beach Business Bank	100,876	479,161	*
Farmers & Merchants Bank of Long Beach	200	795,500
First Financial Bancorp	27,000	450,360
First State Bank	175,000	96,250	*(a)
Heritage Financial Corp.	83,000	1,162,000	*
Heritage Oaks Bancorp	200,000	666,000	*
MB Financial Inc.	40,000	648,800
Northrim BanCorp Inc.	44,100	732,060
Pacific Continental Corp.	99,020	896,131
PNC Financial Services Group Inc.	20,580	1,068,308
Royal Bank of Canada	26,784	1,395,038
Sussex Bancorp	31,547	165,622	*
TCF Financial Corp.	80,000	1,295,200
U.S. Bancorp	90,000	1,945,800
Total Commercial Banks		14,046,230
Diversified Financial Services — 3.0%
Bank of America Corp.	140,000	1,835,400
Exchange Traded Funds — 1.1%
KBW Capital Markets ETF	20,000	658,200
Insurance — 31.0%
Alterra Capital Holdings Ltd.	50,000	996,000
American Financial Group Inc.	70,000	2,140,600
American Safety Insurance Holdings Ltd.	70,000	1,143,800	*
Arch Capital Group Ltd.	18,000	1,508,400	*
Assurant Inc.	35,000	1,424,500
Brown & Brown Inc.	52,000	1,049,880
Hanover Insurance Group Inc.	42,500	1,997,500
HCC Insurance Holdings Inc.	70,000	1,826,300
Hilltop Holdings Inc.	150,000	1,437,000	*
MetLife Inc.	30,000	1,153,500
Old Republic International Corp.	90,000	1,246,500
Protective Life Corp.	92,600	2,014,976
StanCorp Financial Group Inc.	23,000	874,000
Total Insurance		18,812,956
Internet Software & Services — 2.6%
S1 Corporation	300,000	1,563,000	*

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

September 30, 2010

Legg Mason Investment Counsel Financial Services Fund

Security			Shares	Value
IT Services — 9.7%
Fiserv Inc.			36,250	$1,950,975	*
Lender Processing Services Inc.			45,000	1,495,350
Online Resources Corp.			240,000	1,065,600	*
Visa Inc., Class A Shares			18,700	1,388,662
Total IT Services				5,900,587
Professional Services — 2.4%
Verisk Analytics Inc., Class A Shares			52,000	1,456,520	*
Thrifts & Mortgage Finance — 6.1%
BCSB Bancorp Inc.			50,000	475,000	*
Fox Chase Bancorp Inc.			50,000	473,000	*
Riverview Bancorp Inc.			276,340	555,443	*
Territorial Bancorp Inc.			88,400	1,487,772
WSFS Financial Corp.			20,000	750,200
Total Thrifts & Mortgage Finance				3,741,415
Total Common Stocks (Cost — $58,409,462)				53,521,798

	Rate
Preferred Stocks — 2.5%
Commercial Banks — 2.5%
Fifth Third Capital Trust VI	7.250%		30,000	741,300	(b)
Fifth Third Capital Trust VII	8.875%		30,000	789,300	(b)
Total Preferred Stocks (Cost — $790,258)				1,530,600
Total Investments before Short-Term Investments (Cost — $59,199,720)				55,052,398

		Maturity Date	Face Amount
Short-Term Investments — 9.5%
Repurchase Agreements — 9.5%
Bank of America repurchase agreement dated 9/30/10; Proceeds at maturity — $5,750,186; (Fully collateralized by U.S. government agency obligations, 1.450% due 7/29/13; Market Value — $5,865,859) (Cost — $5,750,165)	0.130%	10/1/10	$5,750,165	5,750,165
Total Investments — 100.1% (Cost — $64,949,885#)				60,802,563
Liabilities in Excess of Other Assets — (0.1)%				(81,031)
Total Net Assets — 100.0%				$60,721,532

*	Non-income producing security.

(a)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Variable rate securities. Coupon rates disclosed are those which are in effect at September 30, 2010.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report	5

Statement of assets and liabilities (unaudited)

September 30, 2010

Assets:
Investments, at value (Cost — $64,949,885)	$60,802,563
Foreign currency, at value (Cost — $17)	17
Receivable for Fund shares sold	376,539
Dividends and interest receivable	17,557
Prepaid expenses	21,380
Total Assets	61,218,056

Liabilities:
Payable for Fund shares repurchased	363,927
Investment management fee payable	31,803
Distribution fees payable	27,061
Trustees’ fees payable	1,536
Accrued expenses	72,197
Total Liabilities	496,524
Total Net Assets	$60,721,532

Net Assets:
Par value (Note 7)	$58
Paid-in capital in excess of par value	67,146,261
Undistributed net investment income	16,559
Accumulated net realized loss on investments and foreign currency transactions	(2,294,032)
Net unrealized depreciation on investments and foreign currencies	(4,147,314)
Total Net Assets	$60,721,532

Shares Outstanding:
Class A	2,955,525
Class B	547,486
Class C	1,929,118
Class I	386,162

Net Asset Value:
Class A (and redemption price)	$10.62
Class B*	$10.20
Class C*	$10.19
Class I (and redemption price)	$10.62
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.27

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the six months ended September 30, 2010

Investment Income:
Dividends	$501,236
Interest	905
Less: Foreign taxes withheld	(4,385)
Total Investment Income	497,756

Expenses:
Investment management fee (Note 2)	238,505
Distribution fees (Notes 2 and 5)	175,725
Transfer agent fees (Note 5)	93,158
Registration fees	24,412
Legal fees	17,589
Shareholder reports	14,578
Audit and tax	14,559
Trustees’ fees	2,345
Insurance	1,084
Custody fees	420
Miscellaneous expenses	2,888
Total Expenses	585,263
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(41,335)
Net Expenses	543,928
Net Investment Loss	(46,172)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	(610,533)
Foreign currency transactions	23
Net Realized Loss	(610,510)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,717,022)
Foreign currencies	81
Change in Net Unrealized Appreciation (Depreciation)	(1,716,941)
Net Loss on Investments and Foreign Currency Transactions	(2,327,451)
Proceeds from Settlement of a Regulatory Matter (Note 9)	123,247
Decrease in Net Assets From Operations	$(2,250,376)

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report	7

Statements of changes in net assets

For the six months ended September 30, 2010 (unaudited) and the year ended March 31, 2010	September 30	March 31

Operations:
Net investment income (loss)	$(46,172)	$138,817
Net realized loss	(610,510)	(1,191,227)
Change in net unrealized appreciation (depreciation)	(1,716,941)	18,714,483
Proceeds from settlement of a regulatory matter	123,247	—
Increase (Decrease) in Net Assets From Operations	(2,250,376)	17,662,073

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(130,001)
Decrease in Net Assets From Distributions to Shareholders	—	(130,001)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	7,747,410	10,210,888
Reinvestment of distributions	—	122,308
Cost of shares repurchased	(7,790,929)	(16,482,284)
Decrease in Net Assets From Fund Share Transactions	(43,519)	(6,149,088)
Increase (Decrease) in Net Assets	(2,293,895)	11,382,984

Net Assets:
Beginning of period	63,015,427	51,632,443
End of period*	$60,721,532	$63,015,427
*Includes undistributed (overdistributed) net investment income, respectively, of:	$16,559	$(60,516)

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class A Shares	2010[1,2]	2010[2]	2009[2]	2008[2]	2007[2,3,4]	2006[3,4]

Net asset value, beginning of period	$ 11.02	$ 8.16	$ 11.44	$ 14.29	$ 15.66	$ 14.46

Income (loss) from operations:
Net investment income	0.01	0.06	0.04	0.10	0.11	0.11
Net realized and unrealized gain (loss)	(0.42)	2.84	(3.26)	(2.56)	0.82	2.46
Proceeds from settlement of a regulatory matter	0.01	—	—	—	—	—
Total income (loss) from operations	(0.40)	2.90	(3.22)	(2.46)	0.93	2.57

Less distributions from:
Net investment income	—	(0.04)	(0.06)	(0.08)	—	—
Net realized gains	—	—	—	(0.31)	(2.30)	(1.37)
Total distributions	—	(0.04)	(0.06)	(0.39)	(2.30)	(1.37)

Net asset value, end of period	$10.62	$11.02	$8.16	$11.44	$14.29	$15.66
Total return[5]	(3.63)%[6]	35.60%	(28.20)%	(17.53)%	6.42%	18.16%

Net assets, end of period (000s)	$31,383	$33,327	$24,387	$26,925	$32,704	$10,203

Ratios to average net assets:
Gross expenses	1.64%[7]	1.67%	1.69%	1.78%	1.62%	1.58%
Net expenses[8,9]	1.50 [7]	1.49	1.50	1.49	1.50	1.50
Net investment income	0.17 [7]	0.58	0.39	0.72	0.72	0.47

Portfolio turnover rate	7%	24%	11%	10%	53%	25%

[1]	For the six months ended September 30, 2010 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	Per share data has been adjusted to reflect shares issued in connection with the reorganization.
[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been -3.72% (Note 9).

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.50% until December 31, 2011.

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report	9

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class B Shares[1]	2010[2]	2010	2009	2008	2007[3]

Net asset value, beginning of period	$10.55	$ 7.84	$11.01	$ 13.78	$ 13.66

Income (loss) from operations:
Net investment income (loss)	(0.03)	(0.02)	(0.03)	(0.01)	0.00	[4]
Net realized and unrealized gain (loss)	(0.40)	2.73	(3.14)	(2.45)	0.12
Proceeds from settlement of a regulatory matter	0.08	—	—	—	—
Total income (loss) from operations	(0.35)	2.71	(3.17)	(2.46)	0.12

Less distributions from:
Net investment income	—	—	—	(0.00) [4]	—
Net realized gains	—	—	—	(0.31)	—
Total distributions	—	—	—	(0.31)	—

Net asset value, end of period	$10.20	$10.55	$7.84	$11.01	$13.78
Total return[5]	(3.32)%[6]	34.57%	(28.79)%	(18.13)%	0.88%

Net assets, end of period (000s)	$5,586	$7,091	$6,987	$13,033	$24,102

Ratios to average net assets:
Gross expenses	2.82%[7]	2.75%	2.78%	2.74%	2.62%[7]
Net expenses[8],9	2.25 [7]	2.24	2.24	2.25	2.25	[7]
Net investment income (loss)	(0.58) [7]	(0.16)	(0.34)	(0.05)	0.86	[7]

Portfolio turnover rate	7%	24%	11%	10%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2010 (unaudited).

[3]	For the period March 16, 2007 (inception date) to March 31, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been -4.08% (Note 9).

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.25% until December 31, 2011.

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class C Shares	2010[1,2]	2010[2]	2009[2]	2008[2]	2007[2,3,4]	2006[3,4]

Net asset value, beginning of period	$ 10.60	$7.87	$ 11.04	$ 13.81	$ 15.43	$ 14.45

Income (loss) from operations:
Net investment income (loss)	(0.03)	(0.01)	(0.03)	0.01	(0.01)	(0.04)
Net realized and unrealized gain (loss)	(0.40)	2.74	(3.14)	(2.47)	0.82	2.46
Proceeds from settlement of a regulatory matter	0.02	—	—	—	—	—
Total income (loss) from operations	(0.41)	2.73	(3.17)	(2.46)	0.81	2.42

Less distributions from:
Net investment income	—	—	(0.00) [5]	(0.00) [5]	—	—
Net realized gains	—	—	—	(0.31)	(2.43)	(1.44)
Total distributions	—	—	(0.00) [5]	(0.31)	(2.43)	(1.44)

Net asset value, end of period	$10.19	$10.60	$7.87	$11.04	$13.81	$15.43
Total return[6]	(3.87)%[7]	34.69%	(28.70)%	(18.08)%	5.72%	17.22%

Net assets, end of period (000s)	$19,652	$22,409	$20,242	$38,094	$66,714	$58,859

Ratios to average net assets:
Gross expenses	2.21%[8]	2.21%	2.18%	2.11%	2.39%	2.36%
Net expenses[9]	2.21 [8,10]	2.18 [10]	2.18	2.11 [10]	2.25 [10]	2.25 [10]
Net investment income (loss)	(0.53) [8]	(0.10)	(0.29)	0.07	(0.09)	(0.27)

Portfolio turnover rate	7%	24%	11%	10%	53%	25%

[1]	For the six months ended September 30, 2010 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	Per share data has been adjusted to reflect shares issued in connection with the reorganization.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been -4.06% (Note 9).

[8]	Annualized.

[9]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 2.25% until December 31, 2011.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1]	2010[2]		2010	2009	2008[3]

Net asset value, beginning of period	$11.01		$ 8.14	$11.44	$11.77

Income (loss) from operations:
Net investment income	0.00	[4]	0.03	0.05	0.01
Net realized and unrealized gain (loss)	(0.39)		2.89	(3.27)	(0.34)
Total income (loss) from operations	(0.39)		2.92	(3.22)	(0.33)

Less distributions from:
Net investment income	—		(0.05)	(0.08)	—
Total distributions	—		(0.05)	(0.08)	—

Net asset value, end of period	$10.62		$11.01	$8.14	$11.44
Total return[5]	(3.54)%		35.93%	(28.20)%	(2.80)%

Net assets, end of period (000s)	$4,101		$188	$16	$18

Ratios to average net assets:
Gross expenses	1.17%[6]		1.32%	1.35%	1.96%[6]
Net expenses	1.17	[6,7,8]	1.10 [7,8]	1.35	1.96 [6]
Net investment income	0.01	[6]	0.33	0.55	3.69 [6]

Portfolio turnover rate	7%		24%	11%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2010 (unaudited).

[3]	For the period March 25, 2008 (inception date) to March 31, 2008.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 1.25% until December 31, 2011.

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$53,425,548	—	$96,250	$53,521,798
Preferred stocks†	1,530,600	—	—	1,530,600
Short-term investments†	—	$5,750,165	—	5,750,165
Total investments	$54,956,148	$5,750,165	$96,250	$60,802,563

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report	13

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities	Total
Balance as of March 31, 2009	$262,500
Accrued premium/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	(166,250)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of September 30, 2010	$96,250
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[1]	$(166,250)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Concentration risk. The Fund normally invests at least 80% of its assets in financial services related investments. As a result of this investment policy, an investment in the Fund may be subject to greater risk

14	Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Effective June 15, 2010, the Fund changed its subadviser from Barrett Associates, Inc. (“Barrett”) to Legg Mason Investment Counsel, LLC (“LMIC”). The terms of the subadvisory agreement between the manager and LMIC are substantially identical to the terms of the subadvisory agreement previously in place between the manager and Barrett. LMPFA, Barrett and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for management of cash and short-term instruments. For its services, LMPFA paid Barrett 70% of the net management fee it receives from the Fund. Effective June 15, 2010 LMPFA pays LMIC 70% of the net management fee it receives from the Fund, for its services.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class A, B, C and I

Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report	15

shares will not exceed 1.50%, 2.25%, 2.25% and 1.25%, respectively, until December 31, 2011. Prior to August 1, 2010, as a result of a contractual expense limitation, the ratio of expenses did not exceed 1.50%, 2.25%, 2.25% and 1.25%, respectively. These expense limitation agreements cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the six months ended September 30, 2010, the fees waived and/or expenses reimbursed amounted to $41,335.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2010, LMIS and its affiliates received sales charges of approximately $3,000 on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$3,500	$500

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of September 30, 2010, the Fund had accrued $289 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,879,909
Sales	9,384,976

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,801,031
Gross unrealized depreciation	(9,948,353)
Net unrealized depreciation	$(4,147,322)

16	Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended September 30, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended September 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$39,722	$52,554
Class B	32,187	24,592
Class C	103,816	15,754
Class I	—	258
Total	$175,725	$93,158

For the six months ended September 30, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$22,554
Class B	18,466
Class C	292
Class I	23
Total	$41,335

6. Distributions to shareholders by class

	Six Months Ended September 30, 2010	Year Ended March 31, 2010
Net Investment Income:
Class A	—	$129,993
Class I	—	8
Total	—	$130,001

7. Shares of beneficial interest

At September 30, 2010, the Trust had 400 million shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended September 30, 2010		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Shares sold	265,700	$2,869,163	850,908	$8,282,567
Shares issued on reinvestment	—	—	11,782	122,300
Shares repurchased	(334,542)	(3,635,152)	(827,201)	(8,217,419)
Net increase (decrease)	(68,842)	$(765,989)	35,489	$187,448

Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report	17

	Six Months Ended September 30, 2010		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class B
Shares sold	19,499	$202,975	55,639	$518,182
Shares repurchased	(143,860)	(1,484,775)	(274,744)	(2,598,844)
Net decrease	(124,361)	$(1,281,800)	(219,105)	$(2,080,662)

Class C
Shares sold	67,526	$686,729	130,947	$1,223,299
Shares repurchased	(252,996)	(2,595,714)	(588,775)	(5,646,374)
Net decrease	(185,470)	$(1,908,985)	(457,828)	$(4,423,075)

Class I
Shares sold	376,356	$3,988,543	17,257	$186,840
Shares issued on reinvestment	—	—	1	8
Shares repurchased	(7,234)	(75,288)	(2,170)	(19,647)
Net increase	369,122	$3,913,255	15,088	$167,201

8. Capital loss carryforward

As of March 31, 2010, the Fund had a net capital loss carryforward of approximately $1,503,121, of which $492,518 expires in 2017 and $1,010,603 expires in 2018. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has

18	Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $25,582, $53,885 and $43,780 for Class A, B and C, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second

Legg Mason Investment Counsel Financial Services Fund 2010 Semi-Annual Report	19

Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

20	Legg Mason Investment Counsel Financial Services Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the approval of the Sub-Advisory Agreement between Legg Mason Partners Fund Advisor, LLC (the “Manager”) and Legg Mason Investment Counsel, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser provided day-to-day management of the Fund’s portfolio. The Sub-Advisory Agreement was presented to the Board for approval because of an internal reorganization involving the Sub-Adviser’s parent company which transferred the portfolio management personnel responsible for the day-to-day management of the Fund’s portfolio from Barrett Associates, Inc., the Fund’s former sub-adviser, to the Sub-Adviser. The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive session separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Sub-Advisory Agreement and the performance of the Sub-Adviser. The Independent Trustees also relied on information provided for and discussions during the Board’s meeting held in connection with the Board’s annual evaluation and approval of the continuance of the former sub-advisory agreement with Barrett Associates, Inc. prior to the internal reorganization involving the Sub-Adviser’s parent company.

In voting to approve the Sub-Advisory Agreement, the Independent Trustees considered whether the approval of the Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Sub-Adviser under the Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the portfolio management personnel of the Sub-Adviser. The Board’s evaluation of the services provided by the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund, noting that there would be no change to such personnel as a result of the internal reorganization involving the Sub-Adviser’s parent company.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Sub-Advisory Agreement by the Sub-Adviser.

Legg Mason Investment Counsel Financial Services Fund	21

Fund performance

The Board referred to information provided for and discussions during the Board’s meeting held in connection with the Board’s annual evaluation and approval of the continuance of the former sub-advisory agreement, including performance information for the Fund and for all retail and institutional financial services funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed better than the median and in the first quintile for each period. The Board also reviewed performance information provided by the Manager for periods ended March 31, 2010, which showed the Fund’s performance continued to be competitive. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio manager, noting that it would not change as a result of the internal reorganization. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio manager and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s relative performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board referred to information provided for and discussions during the Board’s meeting held in connection with the Board’s annual evaluation and approval of the continuance of the former sub-advisory agreement, including the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the sub-advisory services provided by the Manager and the Sub-Adviser, respectively, noting that the fee would not change as a result of the internal reorganization. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of six

22	Legg Mason Investment Counsel Financial Services Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

retail front-end load financial services funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load financial services funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the average management fee paid by the other funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe.

Manager profitability

The Board referred to information provided for and discussions during the Board’s meeting held in connection with the Board’s annual evaluation and approval of the continuance of the former sub-advisory agreement, including a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board referred to information provided for and discussions during the Board’s meeting held in connection with the Board’s annual evaluation and approval of the continuance of the former sub-advisory agreement, including information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates, including the Sub-Adviser, received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Sub-Advisory Agreement to continue for the remainder of the former sub-advisory agreement’s term.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Sub-Advisory Agreement.

Legg Mason Investment Counsel

Financial Services Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Investment Counsel Financial Services Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Financial Services Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Financial Services Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010492 11/10 SR10-1222

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 19, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	November 19, 2010